SUMMARY PROSPECTUS	August 1, 2025

Davenport Core Leaders Fund (davpx)

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. You can find the Fund’s Prospectus, SAI, reports to shareholders, and other information about the Fund online at http://www.investdavenport.com. You can also get this information at no cost by calling 1-800-281-3217 or by sending an email request to fulfillment@ultimusfundsolutions.com. The current Prospectus and SAI, dated August 1, 2025, are incorporated by reference into this Summary Prospectus.

What is the Fund’s Investment Objective?

The investment objective of the Davenport Core Leaders Fund (the “Core Leaders Fund” or the “Fund”) is long-term growth of capital.

What are the Fund’s Fees and Expenses?

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Core Leaders Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees
(fees paid directly from your investment)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%
Other Expenses	0.10%
Total Annual Fund Operating Expenses	0.85%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 87	$ 271	$ 471	$1,049

Portfolio Turnover

The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 17% of the average value of its portfolio.

What are the Fund’s Principal Investment Strategies?

Under normal circumstances, the Core Leaders Fund will invest at least 80% of its net assets in common stocks. Davenport & Company LLC (the “Adviser”) will generally invest in common stocks of market-leading companies that have strong capital appreciation potential, strong and focused management, solid balance sheets and a history of proven results. In determining whether a company has the potential for appreciation, the Adviser will focus on several criteria, including, among other things:

●	Market Leadership: The company possesses a distinct competitive advantage as reflected by its commanding and/or growing market share.

●	Above Average Earnings Growth: The company has a favorable 3 to 5 year earnings per share trajectory versus the broader market as measured by companies in the S&P 500® Index.

●	Capital Allocation: The company has demonstrated its proficiency in deploying its free cash flow and/or the potential for strong returns on invested capital.

●	Financial Strength: The company has a strong balance sheet and reasonable valuation levels.

●	Disciplined Management: The company has a sound and talented management team that is aligned with its shareholders.

The Adviser attempts to control risk through diversification among major market sectors, but at times, may emphasize a particular business sector. The Adviser does not limit the Fund to any particular capitalization requirement. At any time, the Fund may invest a portion of its assets in small, unseasoned companies.

The Fund may invest up to 20% of its net assets in shares of exchange traded funds (“ETFs”) to increase its exposure to the broad market or to industry sectors without purchasing a large number of individual securities. ETFs trade on a securities exchange intraday and typically hold a portfolio of securities designed to track the performance of a particular index, capitalization, or market sector. When the Fund invests in an ETF, Fund shareholders will indirectly pay a proportionate share of the management fee and operating expenses of the ETF, in addition to the Fund’s direct fees and expenses.

The Fund may invest up to 30% of its net assets in common stocks of foreign issuers if the Adviser believes they would be advantageous to the Fund and help it to achieve its investment objective.

A security will be sold when the Adviser believes it no longer has the potential for strong capital appreciation, when it meets its targeted price, when the fundamentals of the issuer’s business or general market conditions have changed, when more attractive opportunities become available, or when strong performance has resulted in an outsized position for the security within the Fund’s portfolio.

What are the Principal Risks of Investing in the Fund?

The Core Leaders Fund is not intended to be a complete investment program and there can be no assurance that the Fund will achieve its investment objective. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. As with any mutual fund investment, there is a risk that you could lose money by investing in the Fund.

Common Stock Risk. The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Stocks tend to move in cycles and may decline in tandem with a drop in the overall value of the markets based on negative developments in the U.S. or global economies, or negative developments affecting certain issuers or industries, such as changes in commodity prices. Stocks and other equity securities are subject to inherent market risks and fluctuations in value due to earnings and other developments affecting a particular company or industry, stock market trends, general economic and political conditions, investor perceptions, interest rate changes, and other factors beyond the control of the Adviser. The price of a company’s stock may decline if the company does not perform as expected, if it is not well managed, if there is a decreased demand for its products or services, or during periods of economic uncertainty or stock market turbulence. Natural or environmental disasters and widespread disease, including pandemics and epidemics, have been and can also be highly disruptive to economies and the markets. Economies and financial markets throughout the world are interconnected which increases the possibility that economic, financial, or political events in one country, sector or region could have potentially adverse effects on global economies or markets. Even investments in high quality or “blue chip” stocks can be negatively impacted by poor overall market and economic conditions.

●	Recent Market Events. Periods of volatility may occur in response to market events and other economic, political, and global macro factors. The ongoing effects of high inflation have resulted in lower purchasing power and slower global growth, while the recent efforts by the U.S. government to re-negotiate many of its global trade relationships and impose significant import tariffs has led to market declines and volatility, and supply chain disruptions. The risks associated with tensions or open conflict between nations, the precarious strategic competitive relationship between the U.S. and China, or political dysfunction within some nations that are global economic powers, could affect the economies of many nations, including the U.S. Political conditions, including internal political discord, large expansion of government deficits and debt, routine elections, and government policy changes, may affect investor and consumer confidence, and adversely impact the financial markets. Other events that may arise in the future could exacerbate pre-existing political, social, and economic risks in ways that cannot be predicted.

Sector Focus and Holdings Risk. At times, the Fund may emphasize investment in a particular issuer or issuers, or in one or more particular business sectors, which may cause its share price to be more susceptible to the financial, market, or economic events affecting a particular issuer, or industries within a particular sector, than a fund that holds a larger number of stocks, or a fund that does not emphasize investment in particular sectors. Economic or market factors, regulation, or deregulation, and technological or other developments may negatively impact an issuer, or the companies in a particular sector, and may increase the risk of loss to the Fund. As of March 31, 2025, the Fund had 27.9% of the value of its net assets invested in common stocks within the technology sector. The values of securities in the technology sector may be adversely affected by competitive pressures, short product cycles, aggressive pricing, rapid obsolescence of existing products and technologies, and may be particularly susceptible to hacking and theft of proprietary or consumer information, among other factors. The sectors that the Fund may emphasize will vary from time to time.

Foreign Securities Risk. The risk of investing in foreign securities may be different from those of U.S. securities, including the risks that foreign economies may be less stable than the U.S. economy, and foreign companies may not be subject to uniform audit and financial reporting practices or disclosure standards comparable to those in the United States. Foreign security issuers may also be subject to political, economic, or market instability; tensions or open conflict between nations; unfavorable government action in their local jurisdictions; or economic sanctions, tariffs, trade agreements or other restrictions imposed by U.S. or foreign regulators. Foreign securities may also be subject to foreign currency risk, which is the risk that the value of a foreign security will decrease due to changes in the relative value of the U.S. dollar and the security’s underlying foreign currency. In addition, the dividends payable on certain of the Fund’s foreign securities may be subject to foreign withholding taxes.

Market Capitalization Risk. The Fund may emphasize investment in a particular market capitalization, which may cause its share price to be more susceptible to the financial, market or economic events affecting issuers within that market capitalization. Larger capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, have fewer opportunities to expand the market for their products or services, and may not be able to attain the high growth rate of successful smaller companies. Multinational companies with foreign business operations can be significantly impacted by political, economic, and regulatory developments in foreign markets. Mid-cap, small-cap, and micro-cap companies may lack the management experience, financial resources, product diversification and other competitive strengths of larger companies. In many instances, the securities of small and micro-cap companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies.

ETF Risk. An ETF is managed independently from the Fund and subject to the risks that (i) the value of its underlying securities may decline, (ii) the market price of its shares may trade at a discount to its net asset value, or (iii) an active trading market for its shares may not be developed or maintained.

Inflation Risk. The Fund is subject to inflation risk, which is the risk that the present value of its assets or investment income will be less in the future as inflation decreases the value of money. Unanticipated or persistent inflation may have a material adverse impact on the financial condition or operating results of a company, which may cause the Fund’s share price to decline. Higher interest rates that often accompany or follow periods of higher inflation may cause investors to favor asset classes other than stocks, which may lead to broader market declines that are not necessarily related to the performance of specific companies.

Management Risk. The Adviser’s method of security selection may not be successful and the securities in the Fund’s portfolio may not perform as well as the market as a whole or produce the intended results. A stock with capital appreciation characteristics may have sharp price declines due to decreases in current or expected earnings.

What has been the Fund’s Performance History?

The bar chart and performance table shown below provide some indication of the risks and variability of investing in the Core Leaders Fund. The bar chart shows changes in the Fund’s performance from year to year for each of the last 10 calendar years. The performance table shows how the Fund’s average annual total returns for 1, 5 and 10 years compare with those of a broad measure of market performance. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current through the most recent month end, is available by calling 1-800-281-3217.

The Fund’s year-to-date return through June 30, 2025 is 7.26%.

During the periods shown in the bar chart, the highest return for a quarter was 18.81% during the quarter ended June 30, 2020 and the lowest return for a quarter was -20.31% during the quarter ended March 31, 2020.

Average Annual Total Returns For Periods Ended December 31, 2024:

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	One	Five	Ten
	Year	Years	Years
Return Before Taxes	20.63%	11.72%	10.98%
Return After Taxes on Distributions	19.11%	10.34%	9.86%
Return After Taxes on Distributions and Sale of Fund Shares	13.29%	9.10%	8.79%
S&P 500® INDEX
(reflects no deduction for fees, expenses, or taxes)	25.02%	14.53%	13.10%

Management of the Fund

Investment Adviser

Davenport & Company LLC

Portfolio Managers

Jeffrey F. Omohundro, CFA, Christopher G. Pearson, CFA, and George L. Smith, III, CFA, are jointly and primarily responsible for managing the Core Leaders Fund. Mr. Omohundro is a Senior Vice President and Director of the Adviser, and has managed the Fund since 2023. Mr. Pearson is a Senior Vice President and Director of the Adviser and has managed the Fund since 2019. Mr. Smith is a Managing Director and Chairman of the Investment Policy Committee of the Adviser and has managed the Fund since 2010.

Purchase and Sale of Fund Shares

Minimum Initial Investment – $5,000, except that the minimum is $2,000 for tax-deferred retirement accounts, Uniform Gifts to Minors Accounts (“UGMA” or “UGMT”), or accounts held by employees of the Adviser and their immediate families. The Fund may, in the Adviser’s sole discretion, accept certain accounts with less than the stated minimum initial investment. The Fund reserves the right to waive the minimum initial investment requirements for certain financial intermediaries that use the Fund as part of an asset allocation program, certain retirement plans, and accounts that hold the Fund in omnibus name. Financial intermediaries may impose their own minimum investment requirements.

Minimum Subsequent Investment – None, except the minimum for participants in the Automatic Investment Plan is $50.

The Fund’s shares are redeemable. You may purchase or redeem (sell) shares of the Fund on each day that the New York Stock Exchange is open for business. Transactions may be initiated by written request, by wire transfer or through your financial institution.

Tax Information

The Fund’s distributions are generally taxed as ordinary income or capital gains unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, or you are a tax-exempt investor. If you are investing through a tax-deferred arrangement, you may be taxed later when you withdraw money from your account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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